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                                                                   EXHIBIT 10.37

                              PINNACLE MICRO, INC.
                  1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


                  1. PURPOSE. This Plan seeks to advance the interests of Pinnacle Micro, Inc., a California corporation (the "Company"), and its stockholders ("Stockholders") by (a) encouraging increased share ownership by the Company's directors who are not employees of the Company or any of its subsidiaries, (b) enhancing the Company's ability to attract and retain the services of experienced, able and knowledgeable persons to serve as directors and (c) providing additional incentive for directors to contribute their best efforts to the Company's success.

                  2. NON-QUALIFIED STOCK OPTIONS. The stock options to be granted pursuant to this Plan ("Options" or, individually, an "Option") are nonstatutory options and are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

                  3. ADMINISTRATION. This Plan shall be administered by the Company's board of directors (the "Board"). The Board shall have full authority, consistent with this Plan, to interpret this Plan, to promulgate such rules and regulations with respect to this Plan as it deems desirable and to make all other determinations necessary or desirable for the administration of this Plan. All decisions, determinations and interpretations of the Board shall be binding upon all Eligible Directors (as defined in Section 5(a) hereof), the Company and all other interested persons.

                  4. SHARES SUBJECT TO THE PLAN. The shares of stock to be issued upon the exercise of Options shall be authorized shares of the Company's common stock ("Shares" or, individually, "Share"), either previously unissued or previously issued but reacquired by the Company. The aggregate number of Shares to be issued upon the exercise of Options shall be 350,000, subject to adjustment as provided in Section 8 below. Any Share subject to an Option which is cancelled or terminated without having been exercised shall again be available to be awarded under this Plan.

                  5. GRANTING OF OPTIONS.

                  (a) Eligible Director. As used herein, "Eligible Director" means any of the Company's directors who are not officers or other employees of the Company or any subsidiary of the Company (collectively, "Eligible Directors" and, individually, an "Eligible Director").

                  (b) Initial Grants. The Company shall grant an initial Option to purchase 25,000 Shares to each person who is an Eligible Director immediately following the first annual meeting of Stockholders held on or after the effective date of this Plan at which the Plan is approved by the Stockholders; provided however, that if the Company has granted an Eligible Director, in the person's role as a non-employee director, options to purchase Shares prior to the effective date of and not pursuant to this Plan, then the Company shall grant such Eligible Director an Option to purchase the number of Shares by which 25,000 Shares exceeds the number of Shares represented by the prior grant or grants.

                  Thereafter, the Company shall grant an initial Option to purchase 25,000 Shares to each person who becomes an Eligible Director (but who previously was not an Eligible Director as of the first annual meeting of Stockholders following the effective date of this Plan), which Option shall be granted on the earlier of the date such person is first elected and/or appointed as a Company director

                  (c) Automatic Grants. On the date of each annual meeting of Stockholders, beginning in 1997, the Company shall grant an Option to purchase 10,000 Shares to each Eligible Director as of the date of such meeting (other than to Eligible Directors who received an initial grant under Section 5(b) hereof during the calendar

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year in which such annual meeting is held), provided that each such Eligible
Director continues in office after such annual meeting.

                  (d) No Option Grant Where Prohibited. No person shall be granted an Option under this Plan if at the time of such grant, the grant is prohibited by applicable law or by the policies of the employer of such person or the policies of any other company of which such person is a member of the board of directors or a general partner.

                  (e) Option Agreement. Each Option shall be evidenced by an option agreement executed by the Company and the Eligible Director receiving such Option. Each such agreement shall state the terms and conditions of the grant, not inconsistent with this Plan, as the Board in its sole discretion shall determine and approve.

                  (f) Option Price. The purchase price for each Share subject to an Option shall be its Fair Market Value (as defined in paragraph 5(g) below) determined as of the date such Option is granted (the "Grant Date").

                  (g) Definition of Fair Market Value. For the purposes of this Plan, "Fair Market Value" of the Common Stock as of a certain date (the "Determination Date") means: (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the applicable date, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock; (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the applicable date, and if such prices are not available on such day, on the next preceding day on which such prices were available; and (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date established by the Board in good faith by any fair and reasonable means. Fair Market Value determined by the Board in good faith shall be final, binding and conclusive on all parties.

                  (h) Nontransferability. Other than as permitted by the Board, an Option shall be nonassignable and nontransferable other than by will or the laws of descent and distribution.

                  6. EXERCISE OF OPTIONS.

                  (a) Vesting Schedule. Except as provided in Section 6(c) hereof, each Option shall become exercisable on the following schedule: (i) beginning on the first anniversary of the Grant Date, as to 33% of the Shares covered by such Option (the "Covered Shares"), (ii) beginning on the second anniversary of the Grant Date, as to 66% of the Covered Shares, and (iii) beginning on the third anniversary of the Grant Date, and thereafter until the expiration of such Option pursuant to Section 7 of this Plan, as to 100% of the Covered Shares. Any other provision of this Plan notwithstanding, no Option shall be exercisable as to any Shares with respect to which such Option previously has been exercised.

                  (b) Method of Exercise. Prior to its expiration pursuant to
Section 7 hereof and in accordance with the vesting schedule outlined in Section 6(a) hereof, each Option may be exercised, in whole or in part (provided, however, that the Company shall not be required to issue fractional shares) by delivery of written notice of exercise to the secretary of the Company accompanied by the full purchase price of the Shares being purchased. The purchase price shall be paid at the time of exercise (i) in cash, (ii) in previously held shares of the Company's common stock (subject to the requirements of Rule 16b-3), the Fair Market Value of which, as of the date of exercise, is equal to the Purchase Price, or (iii) by any combination of cash or Payment Shares. The Board of Directors will establish procedures whereby an Eligible Director may (subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws) exercise an Option or a portion thereof without making a direct payment of the option price to the Company. The Board shall establish

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such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Eligible Director wishing to utilize the cashless exercise program.

                  (c) Effect of Change in Control. In the event of a Change in Control of the Company, all unexpired Options held by each Eligible Director on the date of such Change in Control shall be immediately exercisable in full, notwithstanding the vesting schedule of Section 6(a) hereof.

                  For purposes of this Plan, a "Change in Control" of the Company shall mean the occurrence of any of the following events:

                  (i) The acquisition after the date hereof in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes of this paragraph
         (a), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

                  (ii) During any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or

                  (iii) Approval by shareholders of the Company of (i) a merger or consolidation involving the Company if the stockholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation, or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

                  Notwithstanding anything in this paragraph to the contrary, a Change in Control shall not be deemed to occur solely because forty percent (40%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

                  Moreover, notwithstanding anything in this paragraph to the contrary, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquires Beneficial Ownership of more than the permitted percentage of the outstanding Voting Securities as a result of an acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided, that if after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities, then a Change in Control shall occur.

                  7. EXPIRATION OF OPTIONS. Except as hereinafter provided, each Option shall expire on the earlier of (a) ten years after the Grant Date of such Option or (b) the date that the Eligible Director holding such Option ceases to be a member of the Board; provided, however, that to the extent any unexpired Options are

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otherwise exercisable on the date that an Eligible Director ceases to be a member of the Board for any reason other than "cause", death or retirement under a retirement plan of the Company, such Options shall remain exercisable for twelve months following the last day of the Eligible Director's Board membership and shall expire if not exercised within said twelve-month period. If Board membership ceases on account of death or retirement under a retirement plan of the Company, all unexpired Options held by the Eligible Director on the last day of Board membership, which are then exercisable or would have become exercisable had the Director continued as a member of the Board for one additional year, shall be immediately exercisable and remain exercisable for 365 days following the last day of the Eligible Director's Board membership and shall expire if not exercised within said 365-day period. To the extent any otherwise unexpired Options are not exercisable in accordance with the immediately preceding sentence, they shall expire as of the date of death or the effective date of retirement, as the case may be. All Options held by an Eligible Director whose membership on the Board ends after the occurrence of "cause" shall expire immediately on the last date of membership. "Cause", for the purposes of this paragraph 7, means any (i) act or omission for which indemnification of the Eligible Director is prohibited by the Delaware General Corporation Law, (ii) conviction of a felony which adversely affects the Company, or (iii) misconduct involving personal profit to the Eligible Director.

                  8. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of changes in the outstanding shares of Common Stock by reason of stock dividends, stock splits, recapitalization, merger, consolidation, combination, or exchanges of shares, separations, reorganizations, liquidations or similar events, the number and class of shares of Common Stock available under the Plan in the aggregate, the number and class of shares of Common Stock subject to Options theretofore granted and the Option price, shall be equitably adjusted by the Board, as determined by the Board in its sole discretion.

         Any adjustments made pursuant to this Section may provide for the elimination of any fractional share of Common Stock which might otherwise become subject to an Option.

                  9. TAX WITHHOLDING. Any exercise of an Option pursuant to this Plan shall be subject to withholding of state and federal income taxes, FICA tax or other taxes to the extent required by applicable law.

                  10. LAWS AND REGULATIONS. This Plan, the grant and exercise of Options under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options and Shares) under this Plan shall be subject to all applicable laws, regulations and rules. In the event that the Shares are not registered under the Securities Act of 1933 (the "Act") or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

                  11. TERMINATION AND AMENDMENT OF THIS PLAN. The Board may at any time terminate this Plan or may at any time or times amend this Plan or amend any outstanding Options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law.

                  12. EFFECTIVE DATE. This Plan shall become effective on the date of approval by the Board; provided, however, that this Plan shall be submitted to the Stockholders for approval, and if not approved by the Stockholders within one year from the date of approval by the Board, this Plan shall be of no force and effect. Options granted under this Plan before approval of this Plan by the Stockholders shall be granted subject to such approval and shall not be exercisable before such approval.


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